Filed Pursuant to Rule 497(d)

Morgan Stanley Global Investment Solutions

Contrarian Candidates Portfolio, Series 2

Supplement to the Prospectus Dated August 11, 2015

On August 18, 2015, Quality Distribution, Inc. ("QLTY") completed its previously announced merger with a wholly-owned subsidiary of Gruden Acquisition, Inc., itself formed by funds advised by Apax Partners LLP. Also on August 18, 2015, QLTY notified the NASDAQ that the merger was consummated and trading of QLTY's common stock was suspended. Each issued and outstanding share of common stock of QLTY was cancelled and automatically converted into the right to receive $16.00 in cash without interest and net of any taxes required to be withheld therefrom.

As a result of this merger, the Trust will be unable to continue to purchase shares of QLTY. In creating additional Trust units for the remainder of the initial offering period, the remaining securities in the Trust will be purchased on a pro rata basis.

Supplement Dated: August 20, 2015